SECURITY AGREEMENT


     This Security Agreement (the "Agreement") is made and entered into on December 1, 2004, by and between Rapidtron, Inc., a Nevada corporation (the "Debtor"), and Oceanus Value Fund, L.P.(the "Secured Party").

     A. Debtor and Secured Party have entered into a Securities Purchase Agreement dated concurrently herewith (the "Securities Purchase Agreement").

     B. Pursuant to the Securities Purchase Agreement, Debtor has, among other things, delivered to Secured Party a $400,000 15% Secured Convertible Promissory Note (the "Note").

     C. The parties now enter into this Agreement as security for Debtor's obligations under the Note.

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

     1.     Definitions.  Capitalized  terms  used  in  this  Agreement  and not
            -----------
defined elsewhere herein or in the Securities Purchase Agreement shall have the meanings set forth below:

     "Accounts" means and includes all of Debtor's presently existing and hereafter arising accounts receivable, contract rights, rights of payment, instruments, notes, drafts, documents, chattel paper, and all other forms of obligations owing to Debtor arising out of the sale or lease of goods or the rendition of services by Debtor, whether or not earned by performance, and any and all letters of credit, credit insurance, guaranties, and other security therefor, and all merchandise returned to or reclaimed by Debtor, and all proceeds and products of any of the foregoing, and all of Debtor's Books (as defined below) relating to any of the foregoing.

     "Collateral" means and includes all of the following: (i) the Accounts, Equipment, General Intangibles, Inventory, Negotiable Collateral, and such other assets of Debtor as to which Secured Party may from time-to-time be granted a security interest and (ii) the proceeds of any of the foregoing, including, but not limited to, proceeds of insurance covering the foregoing or any portion thereof, and any and all money, deposit accounts or other tangible and intangible property of Debtor resulting from a sale or other disposition of the foregoing or any portion thereof; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Collateral does not include any "infectious waste," "restricted hazardous waste," or "hazardous waste" as those terms are defined under 42 U.S.C. Section 6903(5), as such section may be from time to time amended, or under any regulations thereunder.

     "Debtor's Books" means and includes all of Debtor's books and records, including, but not limited to, all records, ledgers and computer programs, disk or tape files, printouts and other computer-prepared information indicating, summarizing or evidencing the Collateral.


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     "Equipment"  means  and  includes  all  of  Debtor's  present and hereafter acquired equipment wherever located, including but not limited to, machinery and machine tools with motors, controls, attachments, parts, tools and accessories incidental thereto, all present and future furniture, furnishings, fixtures, motor vehicles, tools, drawings, blueprints, catalogs and computer programs; and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, wherever located, as well as Debtor's Books relating to any of the foregoing.

     "Event of Default" means the occurrence of any one of the events set forth in Section 7 of this Agreement.

     "General Intangibles" means and includes all of Debtor's presently existing and hereafter acquired or arising general intangibles and other personal property (including, without limitation, any and all choses in action, licenses, leasehold interests, equity interests (including equity interests in subsidiaries, partnerships and joint ventures), goodwill, intellectual property of any kind (including patents, copyrights, trademarks, trade names and service marks), blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, monies due or recoverable from factors, route lists, infringement claims, software source codes, computer programs and disks, literature, reports, catalogs, deposit accounts, tax refunds and tax refund claims, together with the proceeds and products of any of the foregoing, as well as Debtor's Books relating to any of the foregoing.

     "Inventory" means and includes all of Debtor's present and hereafter acquired inventory in which Debtor has any interest, including goods held for sale or lease or to be furnished under a service contract, and all of Debtor's present and future goods, parts, raw materials, work in process, finished goods and supplies that are or might be used in connection with the manufacture, packing, shipping advertising, selling or finishing of such goods, as well as Debtor's Books relating to any of the foregoing.

     "Negotiable Collateral" means and includes all of Debtor's presently existing and hereafter acquired or arising letters of credit, advices of credit, promissory notes, drafts, instruments, documents, leases of personal property and chattel paper, as well as Debtor's Books relating to any of the foregoing

     "Obligations" means and includes any and all liabilities and indebtedness owing by Debtor to Secured Party pursuant to the Note, including, without limitation, all interest and other payments required thereunder that are not paid when due, and all of the Secured Party Expenses which Debtor is required to pay or reimburse by this Agreement, by law, or otherwise.

     "Secured Party Expenses" means and includes (i) all costs or expenses required to be paid by Debtor under this Agreement that are instead paid or advanced by Secured Party; (ii) all costs and expenses incurred to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the Collateral, irrespective of whether a sale is consummated; and (iii) all costs and expenses (including reasonable attorney's fees) incurred by Secured Party in enforcing or defending this Agreement, irrespective of whether suit is brought.

     "Senior Lender" means Silicon Valley Bank, in connection with that certain Accounts Receivable Purchase Agreement dated as of June 29, 2004, as amended from time to time, and its successors and assigns or any other person or entity who provides funds to Debtor to refinance, refund or replace such Accounts Receivable Purchase Agreement.

     "Senior Liens" means the liens, security interests and other encumbrances in favor of Senior Lender.

     2.     Construction.  Unless the context of this Agreement clearly requires
            ------------
otherwise, references to the plural include the singular and vice versa, to the part include the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." References in this Agreement to a "determination" by Secured Party include reasonable, good faith estimates by Secured Party (in the case of quantitative determinations) and reasonable, good faith beliefs by Secured Party (in the case "of qualitative determinations).
The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement, unless otherwise specified.

     3.     Creation of Security Interest.
            -----------------------------

     3.1     Grant of Security Interest.  In order to secure Debtor's  timely
             --------------------------
payment of the Obligations and timely performance of each and all of its covenants and obligations under this Agreement and any other document, instrument or agreement executed by Debtor and/or delivered by Debtor to Secured Party in connection with the Obligations (other than in connection with a conversion of the Note), Debtor hereby grants to Secured Party a continuing security interest in all presently existing and hereafter acquired or arising Collateral. Such security interest in the Collateral shall (i) be a first-priority security interest except as to the Senior Liens] and (ii) attach to all Collateral without further act on the part of Secured Party or Debtor.

     3.2     Rights as to Inventory and Accounts.  Unless an Event of Default
             -----------------------------------
under this Agreement has occurred and is continuing, Debtor may, subject to the provisions hereof and consistent herewith, (i) sell the Inventory and enter into licenses with respect to its property, but in each case only in the ordinary course of Debtor's business, and (ii) sell the Accounts to Senior Lender. A sale of Inventory in Debtor's ordinary course of business does not include an exchange or a transfer in partial or total satisfaction of a debt owing by Debtor, nor does it include an exchange for less than the lower of cost or fair market value.

     4.     Insurance.  Debtor, at its expense, shall keep and maintain the
            ---------
Inventory and Equipment insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks and in such amounts as are ordinarily insured against by other owners of such properties in similar businesses. Debtor shall also keep and maintain public liability and property damage insurance relating to Debtor's ownership and use of the Inventory and Equipment and its other assets. At the request of Secured Party, all such policies of insurance (except those of public liability and property damage) shall contain an endorsement, in a form satisfactory to Secured Party, showing Secured Party as loss payee thereof (except to the extent necessary to reflect the Senior Liens), and all proceeds payable thereunder shall be payable to


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
Secured Party (subject to the Senior Liens). At the request of Secured Party, each such insurer shall agree (by endorsement upon the policy or policies of insurance issued by it to Debtor or by independent instruments) that it will give Secured Party at least thirty (30) days written notice before any such policy or policies of insurance will be altered or cancelled, and that no act or default of Debtor, or any other person, shall affect the right of Secured Party to recover under such policy or policies of insurance or to pay any premium in whole or in part relating thereto.

     5.     Further Assurances.
            ------------------

     5.1     General.  Following the Closing, Secured Party is authorized to
             -------
file a UCC-1 Financing Statement with the Secretary of State of the State of Nevada evidencing Secured Party' security interest in the Collateral. Debtor also authorizes the filing by Secured Party of such other UCC financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, assignments and other documents as Secured Party may reasonably require in order to perfect and maintain Secured Party's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement; provided, however, unless specifically required by this Agreement or the Note, (i) Debtor shall not be required to execute or deliver (A) possession of any of the Collateral, (B) any agreements providing for control with respect to any of the Collateral or (C) any agreements providing for acknowledgment by any third party, such as a bailee, of Secured Party's security interests in the Collateral (other than the SVB Subordination Agreement and the Designa Subordination Agreement) and (ii) Secured Party will make no filing or recordation with respect to the Collateral with the United States Patent and Trademark Office or the United States Copyright Office. Subject to the foregoing, if so requested by Secured Party at any time hereafter, Debtor shall promptly execute and deliver such fixture filings, security agreements, chattel mortgages, assignments and other documents that Secured Party may reasonably require from Debtor. Debtor hereby irrevocably makes, constitutes and appoints Secured Party (and any of Secured Party's employees or agents designated by Secured Party ) as Debtor's true and lawful attorney with power, upon Debtor's failure or refusal to promptly comply with its obligations in this Section 5.1, to sign the name of Debtor on any of the above-described documents or on any other similar documents which need to be executed, recorded and/or filed in order to perfect or maintain Secured Party's security interests in the Collateral.

     5.2     Additional Matters.  Without limiting the generality of Section
             ------------------
5.1, Debtor will (i) at the reasonable request of Secured Party, appear in and defend any action or proceeding which may affect Debtor's title to, or the security interests of Secured Party in, the Collateral (other than action brought by Senior Lender) and (ii) promptly furnish to Secured Party, from time to time, such reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, including reports describing the Equipment and Inventory, specifying the locations at which the Equipment and Inventory are based and setting forth the then current location of Debtor's Books pertaining to the Collateral.

     5.3     Accounts and Negotiable Collateral.  In the event that any portion
             ----------------------------------
of the Collateral, including proceeds, is evidenced by or consists of Accounts and/or Negotiable Collateral as to which no Senior Lien exists, Debtor shall, immediately upon request therefore


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
from Secured Party, endorse (where appropriate) and assign such Accounts and/or Negotiable Collateral over to Secured Party, and deliver actual physical possession of the Accounts and/or Negotiable Collateral to Secured Party in order to perfect fully the security interest therein (subject to the Senior Liens).

     6.     Warranties, Representations and Covenants.  Debtor warrants,
            -----------------------------------------
represents, covenants and agrees as follows:

     6.1     No Other Encumbrances.  Debtor has good and marketable title to the
             ---------------------
Collateral, free and clear of any liens, claims, encumbrances and rights of any kind except the Senior Liens.

     6.2     Merchantable Inventory.  Except for defects arising in the ordinary
             ----------------------
and usual course of business, all Inventory is now and at all times hereafter shall be of good and merchantable quality.

     6.3     Storage of Inventory.  The Inventory is not now and shall not at
             --------------------
any time hereafter be stored with a bailee, warehouseman or similar party, unless Debtor has given fifteen (15) days prior written notice to Secured Party specifying the name and address of such entity and, in such event, Debtor shall, unless a Permitted Interest therein then exists, concurrently therewith, cause any such bailee, warehouseman or similar party to issue and deliver to Secured Party (in a form acceptable to Secured Party) warehouse receipts in Secured Party's name evidencing the storage of the Inventory.

     6.4     Inventory Records.  Debtor now keeps, and at all times hereafter
             -----------------
shall keep, correct and accurate records itemizing and describing the kind, type, quality and quantity of the Inventory and Debtor's cost therefor. All of such records shall be available upon demand to any of Secured Party's agents and employees for inspection and copying during normal business hours and upon reasonable advance notice.

     6.5     Right to Inspect Inventory and Equipment.  Secured Party shall have
             ----------------------------------------
the right, during Debtor's usual business hours and upon reasonable advance notice, to inspect and examine the Inventory and the Equipment and to check and test the same as to quality, quantity value and condition. Debtor agrees that any reasonable expenses incurred by Secured Party in connection with this
Section 6.5 shall constitute Secured Party Expenses.

     6.6     Title to Equipment.  Upon Secured Party's request, Debtor shall
             ------------------
immediately deliver to Secured Party, properly endorsed, any and all evidences of ownership of or title to any items of Debtor's Equipment (provided no Senior Liens shall then exist ).

     6.7     Maintenance of Equipment.  Debtor shall keep and maintain the
             ------------------------
Equipment in good operating condition and repair, and shall make all necessary replacements thereto, so that the value and operating efficiency thereof shall at all times be maintained and preserved consistent with reasonable business practices.

     6.8     Negative Covenants.  Debtor shall not (i) sell, lease, or otherwise
             ------------------
dispose of, relocate or transfer, whether by sale or otherwise, any of Debtor's assets other than transfers of Accounts to the Senior Lender and/or sales of Inventory and licenses of property in the ordinary course of Debtor's business,
(ii) allow any liens on the Collateral except the Senior Liens and liens created by this Agreement or (iii) change Debtor's name or add any new fictitious name without providing Secured Party with forty-five (45) days prior written notice.

     6.9     Relocation of Principal Place of Business.  The principal place of
             -----------------------------------------
business of Debtor is at the address indicated in Section 10, and Debtor shall not, during the term of this Agreement, without prior written notification to Secured Party, relocate such principal place of business.

     6.10     Further Information.  Debtor shall promptly supply Secured Party
              -------------------
with such information concerning Debtor's business as Secured Party may reasonably request from time to time hereafter, and shall promptly notify Secured Party of any material adverse change in Debtor's financial condition or any event which constitutes an Event of Default.

     6.11     Solvency.  Debtor is now and shall be at all times hereafter able
              --------
to pay its debts (including trade debts) as they mature.

     6.12     Secured Party Expenses.  Debtor shall within ten (10) days of
              ----------------------
written demand, reimburse Secured Party for all sums expended by Secured Party which constitute Secured Party Expenses and, in the event that Debtor does not pay Secured Party Expenses payable to a third party within ten (10) days after notice thereof, then Secured Party may immediately and without further notice pay such Secured Party Expenses on Debtor's behalf, and Debtor hereby authorizes and approves all advances and payments by Secured Party for items constituting such Secured Party Expenses.

     6.13     Reliance by Secured Party; Representations Cumulative.  Each
              -----------------------------------------------------
warranty, representation and agreement contained in this Agreement shall be conclusively presumed to have been relied on by Secured Party regardless of any investigation made or information possessed by Secured Party. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Debtor shall now or hereafter give, or cause to be given, to Secured Party.

     7.     Events of Default.  The occurrence of any Event of Default under the
            -----------------
Note, after the expiration of any applicable cure period, shall constitute an "Event of Default" by Debtor under this Agreement.

     8.     Rights and Remedies.
            -------------------

     8.1     Secured Party' Rights and Remedies.
             ----------------------------------

     (a) Upon the occurrence and during the continuance of an Event of Default, without notice of election and without demand (but subject to the rights of the holders of Senior Liens),

Secured Party, upon the written consent and direction of Secured Party, may cause any one or more of the following to occur, all of which are authorized by
Debtor:

          (i) Secured Party may make such payments and do such acts as it considers necessary or reasonable to protect its security interests in the Collateral. Debtor agrees to assemble and make available the Collateral if Secured Party so requires. Subject to the Senior Liens, Debtor authorizes Secured Party to enter the premises where the Collateral is located, take and maintain possession of the Collateral, or any part thereof, and pay, purchase, contest or compromise any encumbrance, claim, right or lien (other than the Senior Liens) which, in the opinion of Secured Party or its assignee, appears to be prior or superior to Secured Party's security interests, and to pay all expenses incurred in connection therewith;

          (ii) Secured Party shall be automatically deemed to be granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, and any other property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral;

          (iii) Secured Party may ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Collateral;

          (iv) Secured Party may sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as is commercially reasonable (it not being necessary that the Collateral be present at any such sale);

          (v) Secured Party shall be entitled to give notice of the disposition of the Collateral as follows: (A) Secured Party shall give Debtor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made, (B) the notice shall be personally delivered or mailed, postage prepaid, to Debtor at least ten (10) calendar days before the date fixed for the sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value and (C) if the sale is to be a public sale, Secured Party shall also give notice of the time and place by publishing a notice one time at least five (5) calendar days before the date of the sale in a newspaper of general circulation, if one exists, in the county in which the sale is to be held; and

          (vi) Secured Party may credit bid and purchase all or any portion of the Collateral at any public sale.

     (b) Upon demand, Debtor shall pay all the Secured Party Expenses incurred in connection with the enforcement and exercise of any of the rights and remedies of Secured Party provided for herein, irrespective of whether suit is commenced. Any deficiency which exists after disposition of the Collateral as provided herein will be paid immediately by Debtor, and any excess that exists will be returned, without interest and subject to the rights of third parties, to Debtor by Secured Party.

     8.2     Rights and Remedies Cumulative.  The rights and remedies of Secured
             ------------------------------
Party under this Agreement and any other agreements and documents delivered and/or executed in connection with the Obligations shall be cumulative. Secured Party shall also have all other rights and remedies not inconsistent herewith as are provided under applicable law, or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any default on Debtor's part shall be deemed a continuing waiver. No delay by Secured Party shall constitute a waiver, election or acquiescence.

     9.     Additional Waivers.  Secured Party shall not in any way or manner be
            ------------------
liable or responsible for (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause,
(iii) any diminution in the value thereof or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency or other person whomsoever.

     10.     Notices.  All notices or demands by any party relating to this
             -------
Agreement shall be made in writing as provided in Section 8(f) of the Securities Purchase Agreement.

     11.     Choice of Law.  The validity of this Agreement, its construction,
             -------------
interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

     12.     Waiver of Jury Trial.  Debtor and Secured Party each waive any
             --------------------
right to trial by jury in any action or proceeding relating to this Agreement.

     13.     General Provisions.
             ------------------

     13.1     Effectiveness.  This Agreement shall be binding and deemed
              -------------
effective when executed by Debtor and Secured Party.

     13.2     Successors and Assigns.  This Agreement shall bind and inure to
              ----------------------
the benefit of the respective successors and permitted assigns of Secured Party. Debtor shall not assign this Agreement or any rights hereunder, and any such assignment shall be absolutely void.

     13.3     Section Headings.  Section headings are for convenience only.
              ----------------

     13.4     Interpretation.  Neither this Agreement nor any uncertainty or
              --------------
ambiguity herein shall be construed or resolved against Secured Party or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties.


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
     13.5     Severability of Provisions.  Each provision of this Agreement
              --------------------------
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     13.6     Entire Agreement; Amendments.  This Agreement and the documents
              ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and supercede all prior agreements, negotiations and understandings, written or oral, with respect to such subject matter. No provision of this Agreement shall be waived or amended other than by an instrument in writing signed by Debtor and Secured Party.

     13.7     Good Faith.  The parties intend and agree that their respective
              ----------
rights, duties, powers, liabilities and obligations shall be performed, carried out, discharged and exercised reasonably and in good faith.

     13.8     Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.

     13.9     Senior Liens.  Notwithstanding anything in this Agreement to the
              ------------
contrary, the rights and remedies of Secured Party hereunder with respect to the Collateral are subject to the prior rights and remedies of the holder of the Senior Liens, and Debtor shall not be in violation of this Agreement for taking actions or failing to take actions with respect to the Collateral if such actions are expressly required or prohibited, as applicable, by the documents evidencing the Senior Liens.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons on the date first written above.

                                 RAPIDTRON, INC.

                                 By:
                                     President

                                 By:
                                     Secretary


                                 OCEANUS  VALUE  FUND,  L.P.
                                 By:  Oceanus  Asset  Management,  L.L.C.,
                                      General  Partner

                                 By:
                                     ----------------------------
                                     John  C.  Tausche,  Member


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